Exhibit 32.1

CERTIFICATION OF THE CEO AND ACTING CFO OF ATARI, INC. PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Atari, Inc. (the “Company”) on Amendment No. 3 on Form 10-K/A for the fiscal year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruno Bonnell, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Bruno Bonnell
	Name:	Bruno Bonnell
	Title:	Chief Executive Officer and Acting Chief Financial Officer

Date: March 2, 2006